                                                                     Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-42394  of the Sierra  Health  Automatic  Retirement  Plan on Form S-8 of our
report dated June 24, 2002,  appearing in this Annual Report on Form 11-K of the
Sierra Health Automatic Retirement Plan for the year ended December 30, 2001.

DELOITTE & TOUCHE LLP

Las Vegas, Nevada
June 24, 2002